SUPPLEMENT DATED JUNE 23, 2025 TO THE CURRENT SUMMARY AND STATUTORY PROSPECTUSES
AND STATEMENT OF ADDITIONAL INFORMATION FOR:

Invesco EQV International Small Company Fund

(the “Fund”)

This supplement amends the Summary and Statutory Prospectuses and Statement of Additional Information (“SAI”) of the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in connection with the Summary and Statutory Prospectuses and SAI and retain it for future reference.

Fund Name Change: The Board of Trustees of AIM Funds Group (Invesco Funds Group) approved the name change of Invesco EQV International Small Company Fund to Invesco International Small Company Fund effective on or about August 22, 2025. Accordingly, effective on or about August 22, 2025, any and all references to Invesco EQV International Small Company Fund are changed to Invesco International Small Company Fund in the Fund’s Summary and Statutory Prospectuses and SAI.

In addition, effective June 23, 2025:

1.	The following paragraph is removed from the “Principal Investment Strategies of the Fund” and “Objective(s) and Strategies” sections of the Summary and Statutory Prospectuses:

The portfolio managers’ strategy primarily focuses on identifying issuers that they believe have a strong “EQV” profile. The portfolio managers’ EQV investment approach focuses on Earnings, demonstrated by sustainable earnings growth; Quality, demonstrated by efficient capital allocation; and Valuation, demonstrated by attractive prices.

2.	The following information replaces in its entirety the information appearing under the heading “Management of the Fund” in the Summary and Statutory Prospectuses:

Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)

Investment Sub-Adviser: Invesco Asset Management Limited (Invesco Asset Management or the Sub-Adviser)

Portfolio Managers	Title	Length of Service on the Fund
Michael Oliveros (Lead)	Portfolio Manager	2025
Andy Tidby	Portfolio Manager	2025

3.	The following information replaces in its entirety the information appearing under the heading “Fund Management – The Adviser(s) – Sub-Advisers” in the Statutory Prospectus:

Invesco Asset Management Limited (Invesco Asset Management) serves as the Fund’s investment sub-adviser. Invesco Asset Management, an affiliate of the Adviser, is located at Perpetual Park, Perpetual Park Drive, Henley-on-Thames, Oxfordshire, RG9 1HH, United Kingdom. Invesco Asset Management has been managing assets on behalf of consumers, institutional clients and institutional professionals through a broad product range, including investment companies with variable capital, investment trusts, individual savings accounts, pension funds, offshore funds and other specialist mandates since 1969, the year Invesco Asset Management was incorporated. Invesco Asset Management provides portfolio management services to the Fund.

In addition, Invesco has entered into one or more Sub-Advisory Agreements with certain affiliates to serve as sub-advisers to the Fund (the Sub-Advisers). Invesco may appoint the Sub-Advisers from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund. The Sub-Advisers and the Sub-Advisory Agreements are described in the SAI

4.	The following information replaces in its entirety the information appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectus:

Investment management decisions for the Fund are made by the investment management teams at Invesco and Invesco Asset Management.

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■  Michael Oliveros, Portfolio Manager (Lead), who has been responsible for the Fund since 2025 and has been associated with Invesco Asset Management and/or its affiliates since 2023. Prior to joining Invesco Asset Management, Mr. Oliveros was Director of Global Equities at M&G Investments from 2011 to 2023.

■  Andy Tidby, Portfolio Manager, who has been responsible for the Fund since 2025 and has been associated with Invesco Asset Management and/or its affiliates since 2008.

The lead or co-lead portfolio manager generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead or co-lead portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

More information on the portfolio managers may be found at www.invesco.com/us. The website is not part of this prospectus.

The Fund's SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

5.	Borge Endresen, Steven Rivoir and Minkun Zhang will no longer serve as Portfolio Managers of the Fund. All references to Messrs. Endresen, Rivoir and Zhang are hereby removed from the Fund’s Summary and Statutory Prospectuses and SAI.

ISC-SUMSTATSAI-SUP 062325